UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2011

DEER CONSUMER PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34407	20-5526104
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Area 2, 1/F, Building M-6, Central High-Tech Industrial Park, Nanshan, Shenzhen, China	518057
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 755-8602-8285

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On May 2, 2011, Deer Consumer Products, Inc. issued a press release warning of evidence of illegal short selling of its common stock by “Alfred Little” and others and that it will seek sanctions against the Rosen Law Firm for filing a frivolous class action complaint against the company.

A copy of the press release is furnished as Exhibit 99.99 to this report and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description
99.99
Press Release, “Deer Consumer Products, Inc. Issues Warning Concerning Evidence of Illegal Short Selling of DEER Stock by “Alfred Little” and others, to Seek Sanctions against the Rosen Law Firm for Filing a Frivolous “Class Action” Complaint,” dated May 2, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEER CONSUMER PRODUCTS, INC.
(Registrant)
Date:	May 3, 2011	By:	/s/ Ying He
		Name:	Ying He
		Title:	Chief Executive Officer